TRANSAMERICA VARIABLE ANNUITY O-SHARE

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement dated November 18, 2019

(for Applications signed on or after December 1, 2019)

to the

Prospectus dated May 1, 2019

This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica Variable Annuity O-Share should be read and retained with the prospectus. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov. Please see the SEC file number table below for your applicable product.

We are issuing this supplement to provide the rider fee, growth and withdrawal percentages that we are currently offering for the Retirement Income Choice® 2.0 rider as described in the Retirement Income Choice® 2.0 Fees, Retirement Income Choice® 2.0 – Base Benefit – Withdrawal Percentage and the Retirement Income Choice® 2.0 – Base Benefit – Growth sections of the prospectus. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Transamerica Variable Annuity O-Share prospectus, as amended.

The amounts listed below apply for applications signed between December 1, 2019 and January 31, 2020. The rider fee, growth and withdrawal percentages may be different than those listed below for applications signed after January 31, 2020. The rider fee and withdrawal percentages applicable to your policy will not change for the life of your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of your prospectus. At the time of an automatic step-up the rider fee percentage may increase by no more than 0.75% from the current rider fee percentage listed below). The growth percentage can change upon manual reset, which is a manual process under which your current rider is terminated and a new rider is issued. You can only elect to reset during the 30 day period following each successive fifth rider anniversary and if all other rider issue requirements are met as further described in the Retirement Income Choice® 2.0 – Base Benefit- Manual Resets section of your prospectus. The Rate Sheet Prospectus Supplement applicable to you policy will be included with your prospectus. Please work with your financial professional or visit www.transamerica.com to confirm the current rates.

RIDER FEES

Rider Benefit	Single Life Option	Joint Life Option
Base Benefit Designated Allocation Group A	1.50%	1.60%
Base Benefit Designated Allocation Group B	1.50%	1.60%
Base Benefit Designated Allocation Group C	1.50%	1.60%

GROWTH PERCENTAGE

5.25%

WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Withdrawal Percentage - Single Life Option*	Withdrawal Percentage - Joint Life Option*
0-58	0.00%	0.00%
59-64	4.00%	3.50%
65-69	5.10%	4.60%
70-74	5.20%	4.70%
75-79	5.50%	5.00%
≥ 80	6.00%	5.50%

* The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is

This Supplement must be accompanied or preceded by the current Prospectus dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.

elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday.

Please note: In order for you to receive the rider fee, growth and withdrawal percentages reflected above, your application must be signed within the time period disclosed above. We must also receive your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Transamerica Life Insurance Company
Product Name	SEC File Number
Transamerica Variable Annuity O-Share	333-189435

This Supplement must be accompanied or preceded by the current Prospectus dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.